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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: January 2, 2001
                        ---------------------------------

                         Commission File Number 0-25422


                              PAB BANKSHARES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                 Georgia                                 58-1473302
     ------------------------------            ------------------------------
     (State or other jurisdiction of         (IRS employer identification no.)
     incorporation or organization)


       3250 North Valdosta Road
           Valdosta, Georgia                                 31602
     ------------------------------            ------------------------------
  (Address of Principal executive offices)                (Zip Code)


                                 (912) 241-2775
                         ------------------------------
               (Registrants telephone number, including area code)



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ITEM  5.  OTHER  EVENTS

PAB Bankshares, Inc. and Friendship Community Bank Announce Completion of Merger

VALDOSTA, GA - PAB Bankshares, Inc. (AMEX: PAB), in Valdosta, Georgia and Friendship Community Bank, Ocala, Florida jointly announced that they have completed the merger in which PAB acquired 100% of the stock of Friendship Community Bank in an all cash transaction. The effective date of the merger was December 31, 2000.

R. Bradford Burnette, President and CEO for PAB Bankshares, stated, "we are delighted to pursue our expansion strategy in the rapidly growing Florida market. Marion County is one of the twenty most populous counties in Florida. Marion County's population grew 26.2% from 1990 to 1999 and is projected to grow another 22% by 2010. Marion County has a diverse economic base and $2.5 billion in deposits. We think that Friendship Community Bank has a tremendous potential for growth and profitability."

Kenneth D. Colen, Chairman of Friendship Community Bank, stated, "we believe that this is a beneficial merger for both our customers and our shareholders. PAB has a strong commitment to the independent banking practices we have worked to pioneer in Marion County. We have been a solid member of the community and we believe that commitment will continue."

Friendship Community Bank has total assets of approximately $50 million. Friendship has two full service banking locations in Ocala.

With the completed merger, PAB Bankshares, Inc. now has approximately $800 million in total assets. PAB is a bank holding company which operates six community banks and one non-banking investment subsidiary.

PAB Bankshares, Inc. common stock is traded on the American Stock Exchange under the ticker symbol PAB. For more information on PAB Bankshares visit www.pabbankshares.com.


CAUTIONARY STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT

This current report on Form 8-K contains "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this report, the words "believes," "expects," "anticipates," "estimates," and similar words and expressions are generally intended to identify forward-looking statements. Statements that describe PAB's future strategic plans, goals or objectives are also forward-looking statements, including those regarding the intent, belief or current expectations of the Company or management, are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results and events may differ materially from those in the forward-looking statements as a result of various factors including, but not limited to, (i) interest rates and general economic conditions in the markets in which PAB operates, (ii) competitive pressures in the markets in which PAB operates, (iii) the effect of future legislation or regulatory changes on PAB's operations, (iv) the effect of weather, such as drought, on agribusiness loans and (v) other factors described from time to time in PAB's filings with the Securities and Exchange Commission. The forward-looking statements included in this report are made only as of the date hereof. PAB undertakes no obligation to update such forward-looking statements to reflect subsequent events or circumstances.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PAB  BANKSHARES,  INC.
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Registrant


Date:  January 2, 2001                  By:  /s/  R. Bradford Burnette
     ------------------                    -----------------------------
                                           R.  Bradford  Burnette
                                           President and Chief Executive Officer


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